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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934










                             Diamond Shamrock, Inc.
                            9830 Colonnade Boulevard
                            San Antonio, Texas  78230
                              (210)  641-6800
            --------------------------------------------------
               (Name, address and telephone number of Registrant)

                               September 26, 1996
                               ------------------
                                (Date of Report)









            Delaware                   1-9409              74-2456753
         --------------               ---------          --------------
           (State of                 (Commission         (IRS Employer
         incorporation)              File Number)        Identification No.)





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
Item 5.  Other Events.


     Diamond Shamrock, Inc., a Delaware corporation ("Diamond Shamrock"), and Ultramar Corporation, a Delaware corporation ("Ultramar"), have entered into an Agreement and Plan of Merger, dated as of September 22, 1996 (the "Merger Agreement"). The Merger Agreement provides for the merger of Diamond Shamrock with and into Ultramar (the "Merger"). The combined company will be named "Ultramar Diamond Shamrock Corp." The Merger is expected to be (i) accounted for under the pooling-of-interests method and (ii) a "reorganization" under the Internal Revenue Code of 1986, as amended.

     In the Merger, each share of Diamond Shamrock's Common Stock, other than shares owned by Diamond Shamrock, Ultramar or any of their wholly owned subsidiaries, issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive
1.02 shares of Ultramar Common Stock. Also, in the Merger, each share of Diamond Shamrock 5% Cumulative Convertible Preferred Stock, other than shares owned by Ultramar, Diamond Shamrock or any of their wholly owned subsidiaries, issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive one share of 5% Cumulative Convertible Preferred Stock of Ultramar (the "Ultramar Convertible Preferred Stock"), which Ultramar Convertible Preferred Stock will have terms that are identical to the Diamond Shamrock Convertible Preferred Stock, except for certain changes to reflect the Merger in accordance with the Merger Agreement and the terms of the Diamond Shamrock Convertible Preferred Stock.

     Consummation of the Merger is subject to a number of conditions, including
(i) receipt of the approval of the holders of a majority of the outstanding shares of Diamond Shamrock Common Stock, (ii) receipt of the approval of the holders of a majority of the outstanding shares of Ultramar Common Stock, and
(iii) termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     The Merger Agreement provides for the payment by either party to the other of a termination fee of $45 million if the Merger Agreement is terminated in certain circumstances. These circumstances generally involve the receipt of an unsolicited takeover proposal, termination of the Merger Agreement and the subject party agreeing to or consummating a takeover proposal within 18 months following termination of the Merger Agreement.

     As an inducement and condition to Ultramar's entering into the Merger Agreement, Diamond Shamrock, as issuer, and Ultramar, as grantee, entered into a Stock Option Agreement (the "Diamond Shamrock Stock Option Agreement"), whereby Diamond Shamrock granted to Ultramar an option to purchase, at a price per share equal to $27.55, subject to adjustment (the "Diamond Shamrock Option Exercise Price"), 5,858,500 Shares of Diamond Shamrock Common Stock, representing slightly less than 20% of the outstanding shares of Diamond Shamrock Common Stock, but subject to a cap on such number of shares equal to $60 million divided by the difference between the price of Diamond Shamrock Common Stock on the date that notice is given of exercise and the Diamond Shamrock Option Exercise Price. The same circumstances which give rise to the payment of the termination fee also trigger Ultramar's right to exercise the Diamond Shamrock Stock Option Agreement. Ultramar and Diamond Shamrock have also entered into a substantially identical stock option agreement (the "Ultramar Stock Option Agreement") pursuant to which Ultramar has granted to Diamond Shamrock an option to purchase, at a price per share equal to $27.20, subject to adjustment, 8,927,500 shares, of Ultramar Common Stock, representing slightly less than 20% of the









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outstanding shares of Diamond Shamrock Common Stock, but subject to a cap on such number of shares substantially similar to the cap in the Diamond Shamrock Stock Option Agreement. Each of the Diamond Shamrock Stock Option Agreement and the Ultramar Stock Option Agreement provides (i) the grantee with the right to require the issuer to register the Common Stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended and (ii) the grantee with the right to assign or transfer its rights or obligations under the Stock Option Agreement once the option has been triggered.

     In connection with the Merger Agreement, Diamond Shamrock has entered into an amendment (the "Amendment to Rights Agreement") to its Rights Agreement, dated as of March 6, 1990 (the "Diamond Shamrock Rights Agreement"), in order to exclude Ultramar from the definition of "Acquiring Person" and the definition of "Adverse Person" (each as defined in the Diamond Shamrock Rights Agreement) as a result of Ultramar's beneficial ownership of Diamond Shamrock Common Stock pursuant to the Merger Agreement, the Diamond Shamrock Stock Option Agreement or the transactions contemplated thereby. Accordingly, the transaction contemplated by the Merger Agreement and the Diamond Shamrock Stock Option Agreement will not result in a "Distribution Date," "Share Acquisition Date," or "Triggering Event" under the Diamond Shamrock Rights Agreement. Ultramar has entered into a similar amendment to the Rights Agreement, dated as of June 25, 1992, as amended by First Amendment dated as of October 26, 1992, and Amendment dated as of May 10, 1994 (the "Ultramar Rights Agreement"), in order to exclude Diamond Shamrock from the definition of "Acquiring Person" (as defined in the Ultramar Rights Agreement) as a result of Diamond Shamrock's acquisition of Beneficial Ownership of Ultramar pursuant to the Ultramar Stock Option Agreement or the Merger.

     In connection with the Merger, Diamond Shamrock has also entered into an Employment and Consulting Agreement, dated September 22, 1996 and effective as of the effective time of the Merger, with Roger R. Hemminghaus (the "Hemminghaus Employment Agreement").

     The Merger Agreement, the Diamond Shamrock Stock Option Agreement, the Ultramar Stock Option Agreement, the Amendment to Rights Agreement and Diamond Shamrock's press release, dated September 23, 1996, regarding the Merger and the Hemminghaus Employment Agreement appear as exhibits to this Report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents, as well as the Diamond Shamrock Rights Agreement.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

(a)-(b)   Not applicable.

(c)  Exhibits Required by Item 601 of Regulation S-K.

     Exhibit No.         Description
     ----------          -----------

     2                   The Merger Agreement

     4(a) Diamond Shamrock Rights Agreement (incorporated herein by reference from Exhibit 2 to Diamond Shamrock's Form 8-K registration statement dated March 6, 1990, filed under Commission File No. 1-9409).

     4(b)                Amendment to Rights Agreement

     10(a)               The Diamond Shamrock Stock Option Agreement











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     10(b)               The Ultramar Stock Option Agreement

     10(c)               Hemminghaus Employment Agreement

     20 A Press Release of Diamond Shamrock, issued September 23, 1996, regarding the Merger


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Diamond Shamrock has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DIAMOND SHAMROCK, INC.


                                By  /s/ Timothy J. Fretthold
                                  ----------------------------------------------
                                   Timothy J. Fretthold,
                                   Senior Vice President and General Counsel

Date:  September 26, 1996






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